Rule 497(e)

File Nos. 33-82610

and 811-03249

Maxim Series Account

of Great-West Life & Annuity Insurance Company

Supplement dated July 15, 2005 to the

Prospectus for Maxim Series Account

dated May 1, 2005

Please note the following changes to your Prospectus.

Effective July 5, 2005, the name of Maxim MFS® Small-Cap Growth Portfolio changed to Maxim Trusco Small-Cap Growth Portfolio and the name of Maxim Templeton International Equity Portfolio changed to Maxim Bernstein International Equity Portfolio.

GW Capital Management, LLC (“GWCM”), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc., serves as manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits GWCM to hire new sub-advisers or amend sub-advisory agreements without shareholder approval.

GWCM has selected Trusco Capital Management, Inc. (“Trusco”) to replace Massachusetts Financial Services Company as the new sub-adviser for the Portfolio, effective July 5, 1005. Trusco, an investment adviser registered under the Investment Advisers Act of 1940, is a Georgia corporation located in Atlanta, Georgia. Trusco is a key subsidiary of SunTrust Banks, Inc.

The name changes should be reflected on pages 2, 15, 19 and throughout Appendix A (starting on page 47) of your Prospectus.

The disclosure regarding the new sub-adviser should be reflected on page 19 of your Prospectus

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.